[Scudder Investments logo]

Scudder Growth Fund

Classes A, B, C and I

Semiannual Report

March 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	KGRAX	81115H-104
Class B	KGRBX	81115H-203
Class C	KGRCX	81115H-302

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary March 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Growth Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A	8.02%	-4.28%	-8.44%	3.49%	5.50%
Class B	7.64%	-5.10%	-9.35%	2.43%	4.41%(a)
Class C	7.62%	-5.02%	-9.20%	2.63%	4.61%(a)
Russell 1000 Growth Index+	12.16%	-2.00%	-9.03%	7.59%	11.05%
S&P 500 Index++	10.97%	.21%	-2.54%	10.17%	13.25%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 3/31/02	$ 9.83	$ 8.74	$ 8.90
9/30/01	$ 9.10	$ 8.12	$ 8.27

Class A Lipper Rankings - Large-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	340	of	805	43
3-Year	320	of	500	64
5-Year	257	of	303	85
10-Year	80	of	85	94

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder Growth Fund - Class A -- Russell 1000 Growth Index+ - - - S&P 500 Index++

Yearly periods ended March 31

Comparative Results (Adjusted for Sales Charge)
Scudder Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$9,021	$7,235	$11,191	$16,101
	Average annual total return	-9.79%	-10.23%	2.28%	4.88%
Class B(c)	Growth of $10,000	$9,205	$7,333	$11,201	$15,397(a)
	Average annual total return	-7.95%	-9.83%	2.29%	4.41%(a)
Class C(c)	Growth of $10,000	$9,498	$7,485	$11,384	$15,688(a)
	Average annual total return	-5.02%	-9.20%	2.63%	4.61%(a)
Russell 1000 Growth Index+	Growth of $10,000	$9,800	$7,529	$14,416	$28,535
	Average annual total return	-2.00%	-9.03%	7.59%	11.05%
S&P 500 Index++	Growth of $10,000	$10,021	$9,257	$16,230	$34,715
	Average annual total return	.21%	-2.54%	10.17%	13.25%

The growth of $10,000 is cumulative.

a Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

After six quarters of gross domestic product (GDP) growth averaging below 1 percent and negative returns in the stock market, momentum is building for an economic and market recovery.

Economists have been looking to consumer spending and business spending as signs that the economy is recovering. Consumer spending, which never decreased significantly, remains strong - thanks, in part, to fiscal policy (such as tax cuts) and monetary policy (such as low interest rates). And business spending, which had been low, is beginning to turn around as demand for goods stabilizes and corporate profits improve.

Despite these positives, there are some problems that could hinder a robust recovery. Consumers may be spending too much money, and may cut back consumption, which will tend to limit economic growth. And business spending (on capital, such as equipment) probably won't increase to the levels it reached in the 1990s, because such goods are still expensive. As a result, a sustained return to the rate of economic growth of the late 1990s - 4 percent to 4.5 percent - seems unlikely.

Still, we expect the United States to return to growth of 3 percent to 3.5 percent - and given that the recovery is on a solid footing, the Federal Reserve Board is unlikely to maintain low interest rates. Although the policymakers are unlikely to move immediately or aggressively, we anticipate that they will slowly begin raising rates by their June meeting. And they'll likely continue adjusting rates over the subsequent six to 12 months. The Federal Funds Rate, currently 1.75 percent, may reach 3 percent or so by late 2002 and then 4.5 percent to 5 percent by mid-2003.

Because interest rates and bond prices are inversely correlated (i.e., they tend to move in opposite directions), many investors expect bond prices to decrease as the Fed raises interest rates. But bond prices have actually already decreased in anticipation of rising interest rates - and are now "discounted" at least as much as we expect them to be throughout 2002. Coupon rates on bonds, however, tend to move in the same direction as interest rates. As a result, we expect short- and intermediate-term rates on bonds to increase over the next year or so. However, rates on longer-term bonds probably won't rise much further. This would result in positive total return.

Economic Guideposts Data as of 3/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We can expect improvement in the stock market as well. Corporate profits should grow faster than the economy over the next year or two (as they usually do in the early stages of a recovery). This creates a much better backdrop for stock prices, and, as a result, the stock market in general. We should see stock returns in the mid-to-high single digits this year.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you which direction the economy and markets are going in. And now the direction is up. A diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of March 31, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Jesse Stuart discusses market conditions and Scudder Growth Fund's investment strategy during the past six months.

Q: The market was quite volatile over the last six months. Will you discuss what impact this environment had on the fund's performance?

A: At the start of the reporting period - October 1, 2001 - the U.S. economy was in the midst of a recession and the stock market was still in shock from the terrorist attacks of September 11. After the attacks, nearly every type of stock lost considerable ground, but large growth stocks - such as those in which the fund invests - bore the brunt of the decline, losing more ground than their large value counterparts. By the end of 2001, investors began to regain confidence, and the stock market rallied in November and December, enabling many stocks - particularly growth stocks - to make up ground lost in the wake of September 11. Leading economic indicators give us optimism that we'll see solid economic improvement in 2002. To prepare for that, we've been looking for opportunities to add stocks in all sectors of the portfolio that would be likely to benefit from an improving economic cycle.

The fund's Class A shares (unadjusted for sales charges) gained 8.02 percent, compared to the 12.16 percent gain of its benchmark, the Russell 1000 Growth Index, which measures the performance of large companies with greater-than-average growth orientation compared with the overall market.

Q: What worked for the fund during the period?

A: Two primary factors helped performance during the period:

1. An underweight in pharmaceuticals. The fund benefited from strong performance in pharmaceuticals in 2001. Early this period, however, we began to reduce our position in pharmaceuticals because we didn't believe that they would be able to sustain a high enough level of earnings growth going forward. Patents on many innovative drugs have begun to expire, and the product pipelines of these large companies are filling up with what we call "Me too!" products. These products are very similar to drugs currently on the market and are therefore not powerful revenue drivers. The timing of our move away from pharmaceuticals was good and enabled the fund to gain ground on its benchmark.

2. A strongly performing energy stock. The fund benefited handsomely from Nabors Industries, an oil and gas drilling company that rose dramatically over the last six months. This U.S.-based firm has benefited recently from the tension in the Middle East, but we like it for the long term because of its exposure to North American natural gas.

Q: Which areas detracted from performance?

A: The biggest detractor from performance was the fund's position in Tyco International. Tyco is a large industrial conglomerate with many operating units and complicated accounting. When Enron collapsed, Tyco fell too as investors had difficulty in understanding the company's accounting practices. Although we concur that Tyco's accounting statements are complicated, we held on to the stock because we have confidence in our research on the company.

Technology was also a drag on performance during the period. Although we have a meaningful tech position, we reduced it fairly dramatically last year. This helped the fund during the first nine months of 2001 as technology plummeted, but we missed the opportunity to fully participate in the sharp tech rally that took place at year-end. Despite losing some relative performance, we plan to maintain our conservative positioning in technology, at least in the short term. We believe that demand is still too light to drive strong performance. Additionally, tech companies that supply the telecommunications industry will suffer as that area continues to struggle.

Q: How do you choose investments for the fund?

A: Rather than focusing on trends in the economy and financial markets, we look for trends at individual companies. We're what you call "bottom-up" investors, and we look for companies with above-average growth in earnings, strong competitive positioning, attractive stock price relative to growth potential, sound financial strength and effective management. We want to know if a company will be able to sustain strong earnings growth, irrespective of any short-term noise that is moving its stock price. We'll sell a stock when its earnings growth appears less promising, when its price fully reflects its growth potential or when we believe other investments offer better opportunities.

Q: How is the fund positioned across market sectors?

A: We are committed to controlling risk through diversification among market sectors. (A sector-neutral fund would mimic the exact weightings of each market sector in its benchmark.) We generally aim to keep our sector weightings within plus or minus 5 percent of each sector of our benchmark - the Russell 1000 Growth Index. This disciplined diversification keeps us from trying to guess the next hot sector. It also helps ensure that the fund will be well-positioned to capture gains and minimize losses during bouts of extreme volatility, such as those we witnessed this period.

However, our ability to underweight or overweight a sector relative to the benchmark - even by just 5 percent - can make a meaningful difference. For instance, our underweight position in pharmaceuticals was an advantage during the period as those stocks struggled. At the same time, our underweight position in technology stocks hindered performance. But when it comes down to it, the most important component is our stock selection. Investing in less or more of a particular sector has its advantages, but if the stocks you're holding in that sector don't perform, you're at a disadvantage.

Q: What is your outlook for the remainder of 2002?

A: We believe that the economy will continue to recover in 2002. We've already seen promising leading economic indicators to substantiate our expectations. The challenge for investors will be in determining which companies will be among the first to translate positive economic news into stronger revenues and corporate profits.

Although daily volatility is likely to remain high, we feel that companies with strong fundamentals - which exemplify the types of stocks in which we invest - will ultimately outperform the market. Despite the challenges that have emerged in the past year, we will continue to manage this fund by investing in companies that we believe will deliver earnings on or ahead of expectations. We believe our disciplined approach to investing will lead to superior long-term results for the fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2002

Sector Diversification (Excludes Cash Equivalents)	3/31/02	9/30/01

Technology	27%	19%
Health	24%	29%
Financial	11%	11%
Consumer Discretionary	9%	8%
Media	8%	8%
Manufacturing	7%	9%
Consumer Staples	5%	8%
Service Industries	4%	4%
Energy	3%	1%
Other	2%	3%
	100%	100%

Ten Largest Equity Holdings at March 31, 2002 (37.7% of Portfolio)
1. Microsoft Corp. Developer of computer software	5.8%
2. Johnson & Johnson Provider of health care products	5.5%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	4.6%
4. General Electric Co. Industrial conglomerate	4.5%
5. International Business Machines Corp. Manufacturer of computers	3.6%
6. Wal-Mart Stores, Inc. Operator of discount stores	3.2%
7. Applied Materials, Inc. Producer of semiconductor capital equipment	2.9%
8. Home Depot, Inc. Operator of building materials and home improvement stores	2.8%
9. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.6%
10. Electronic Data Systems Corp. Provider of computer outsourcing and consulting services	2.2%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of March 31, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 98.4%
Consumer Discretionary 8.6%
Department & Chain Stores 7.5%
Home Depot, Inc.	876,550	42,609,096
Target Corp.	509,100	21,952,392
Wal-Mart Stores, Inc.	792,300	48,560,067
		113,121,555
Specialty Retail 1.1%
Staples, Inc.*	841,700	16,808,749
Consumer Staples 4.7%
Food & Beverage 2.6%
PepsiCo, Inc.	761,900	39,237,850
Package Goods/Cosmetics 2.1%
Colgate-Palmolive Co.	572,000	32,689,800
Durables 2.2%
Aerospace 1.3%
United Technologies Corp.	271,600	20,152,720
Telecommunications Equipment 0.9%
Amdocs Ltd.*	521,500	13,897,975
Energy 2.8%
Oilfield Services/Equipment
Nabors Industries, Inc.*	641,000	27,082,250
Schlumberger Ltd.	253,000	14,881,460
		41,963,710
Financial 10.7%
Banks 4.0%
Fifth Third Bancorp.	420,900	28,402,332
State Street Corp.	576,500	31,926,570
		60,328,902
Consumer Finance 2.9%
Citigroup, Inc.	482,800	23,908,256
Household International, Inc.	368,600	20,936,480
		44,844,736
Insurance 1.7%
American International Group, Inc.	358,750	25,880,225
Other Financial Companies 2.1%
Freddie Mac	222,800	14,118,836
Lehman Brothers Holdings, Inc.	273,400	17,672,576
		31,791,412
Health 23.6%
Biotechnology 3.1%
Amgen, Inc.*	465,100	27,757,168
Genentech, Inc.*	388,500	19,599,825
		47,356,993
Health Industry Services 2.4%
Laboratory Corp. of America Holdings*	215,800	20,686,588
McKesson Corp.	436,900	16,353,167
		37,039,755
Hospital Management 3.1%
HCA, Inc.	566,100	24,953,688
Tenet Healthcare Corp.	317,500	21,278,850
		46,232,538
Medical Supply & Specialty 9.2%
Baxter International, Inc.	528,400	31,450,368
Johnson & Johnson	1,290,806	83,837,850
Medtronic, Inc.	542,500	24,526,425
		139,814,643
Pharmaceuticals 5.8%
Eli Lilly & Co.	243,100	18,524,220
Pfizer, Inc.	1,763,775	70,092,419
		88,616,639
Manufacturing 6.9%
Diversified Manufacturing 6.0%
General Electric Co.	1,835,700	68,746,965
Tyco International Ltd.	688,300	22,245,856
		90,992,821
Machinery/Components/Controls 0.9%
Johnson Controls, Inc.	149,800	13,228,838
Media 8.0%
Advertising 1.7%
Omnicom Group, Inc.	274,300	25,893,920
Broadcasting & Entertainment 5.1%
AOL Time Warner, Inc.*	1,098,870	25,988,276
Clear Channel Communications, Inc.*	461,500	23,725,715
Viacom, Inc. "B"*	570,500	27,595,085
		77,309,076
Cable Television 1.2%
Comcast Corp. "A"*	588,800	18,723,840
Service Industries 3.8%
EDP Services 2.2%
Electronic Data Systems Corp.	583,350	33,828,467
Miscellaneous Commercial Services 1.6%
Concord EFS, Inc.*	418,200	13,905,150
Paychex, Inc.	242,500	9,627,250
		23,532,400
Technology 27.1%
Computer Software 9.6%
Adobe Systems, Inc.	483,400	19,476,186
BEA Systems, Inc.*	1,117,700	15,323,667
Microsoft Corp.*	1,466,190	88,425,919
PeopleSoft, Inc.*	603,700	22,053,161
		145,278,933
Diverse Electronic Products 3.4%
Applied Materials, Inc.*	796,900	43,247,763
Molex, Inc.	257,300	8,920,591
		52,168,354
EDP Peripherals 1.1%
EMC Corp.*	1,346,000	16,044,320
Electronic Components/Distributors 3.5%
Analog Devices, Inc.*	337,800	15,214,512
Cisco Systems, Inc.*	1,747,850	29,591,101
Lucent Technologies, Inc.	1,940,900	9,180,457
		53,986,070
Electronic Data Processing 3.6%
International Business Machines Corp.	519,900	54,069,600
Semiconductors 5.9%
Intel Corp.	993,610	30,215,680
Linear Technology Corp.	507,380	22,436,344
Micron Technology, Inc.*	471,800	15,522,220
Xilinx, Inc.*	544,100	21,687,823
		89,862,067
Total Common Stocks (Cost $1,341,565,197)		1,494,696,908

Cash Equivalents 1.6%
Zurich Scudder Cash Management QP Trust, 1.93% (b) (Cost $23,790,971)	23,790,971	23,790,971
Total Investment Portfolio - 100.0% (Cost $1,365,356,168) (a)		1,518,487,879

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,365,998,418. At March 31, 2002, net unrealized appreciation for all securities based on tax cost was $152,489,461. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $241,735,594 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $89,246,133.
(b) Zurich Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc., formerly Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $1,365,356,168)	$ 1,518,487,879
Cash	211,688
Dividends receivable	738,757
Receivable for Fund shares sold	629,180
Foreign taxes recoverable	33,039
Total assets	1,520,100,543
Liabilities
Payable for Fund shares redeemed	3,377,526
Accrued management fee	704,645
Other accrued expenses and payables	1,027,377
Total liabilities	5,109,548
Net assets, at value	$ 1,514,990,995
Net Assets
Net assets consist of: Accumulated net investment loss	(4,033,342)
Net unrealized appreciation (depreciation) on: Investments	153,131,711
Foreign currency related transactions	(958)
Accumulated net realized gain (loss)	(376,402,237)
Paid-in capital	1,742,295,821
Net assets, at value	$ 1,514,990,995

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2002 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,265,112,125 / 128,673,755 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.83
Maximum offering price per share (100 / 94.25 of $9.83)	$ 10.43
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($208,078,264 / 23,812,948 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.74
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($28,744,485 / 3,230,223 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.90
Class I Net Asset Value, offering and redemption price per share ($13,056,121 / 1,286,238 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.15

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 4,817,038
Interest	343,259
Total Income	5,160,297
Expenses: Management fee	4,313,406
Administrative fee	1,949,238
Distribution service fees	2,903,204
Trustees' fees and expenses	7,376
Other	20,564
Total expenses, before expense reductions	9,193,788
Expense reductions	(149)
Total expenses, after expense reductions	9,193,639
Net investment income (loss)	(4,033,342)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(76,637,605)
Foreign currency related transactions	81,978
(76,555,627)
Net unrealized appreciation (depreciation) during the period on: Investments	201,914,098
Foreign currency related transactions	(3,030)
201,911,068
Net gain (loss) on investment transactions	125,355,441
Net increase (decrease) in net assets resulting from operations	$ 121,322,099

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001
Operations: Net investment income (loss)	$ (4,033,342)	$ (9,981,011)
Net realized gain (loss) on investment transactions	(76,555,627)	(227,995,938)
Net unrealized appreciation (depreciation) on investment transactions during the period	201,911,068	(988,441,858)
Net increase (decrease) in net assets resulting from operations	121,322,099	(1,226,418,807)
Distributions to shareholders from: Net realized gains: Class A	-	(230,279,862)
Class B	-	(50,578,700)
Class C	-	(4,457,604)
Class I	-	(2,161,735)
Fund share transactions: Proceeds from shares sold	158,523,621	460,368,542
Reinvestment of distributions	-	270,318,370
Cost of shares redeemed	(285,412,114)	(710,233,144)
Net increase (decrease) in net assets from Fund share transactions	(126,888,493)	20,453,768
Increase (decrease) in net assets	(5,566,394)	(1,493,442,940)
Net assets at beginning of period	1,520,557,389	3,014,000,329
Net assets at end of period (including accumulated net investment loss of $4,033,342 at March 31, 2002)	$ 1,514,990,995	$ 1,520,557,389

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended September 30,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 9.10	$ 18.04	$ 15.79	$ 11.72	$ 15.47	$ 17.21
Income (loss) from investment operations: Net investment income (loss)	(.02)[b]	(.04)[b]	(.08)[b]	(.05)[b]	(.01)[b]	-
Net realized and unrealized gain (loss) on investment transactions	.75	(7.17)	4.09	4.18	(1.65)	2.61
Total from investment operations	.73	(7.21)	4.01	4.13	(1.66)	2.61
Less distributions from: Net realized gains on investment transactions	-	(1.73)	(1.76)	(.06)	(2.09)	(4.35)
Total distributions	-	(1.73)	(1.76)	(.06)	(2.09)	(4.35)
Net asset value, end of period	$ 9.83	$ 9.10	$ 18.04	$ 15.79	$ 11.72	$ 15.47
Total Return (%)[c]	8.02**	(42.55)	25.49	35.29	(11.78)	19.97
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,265	1,255	2,445	2,054	1,646	1,908
Ratio of expenses before expense reductions (%)	1.03*	1.04[d]	1.00	1.05	1.04	1.06
Ratio of expenses after expense reductions (%)	1.03*	1.02[d]	.99	1.05	1.04	1.06
Ratio of net investment income (loss) (%)	(.38)*	(.28)	(.44)	(.36)	(.09)	.07
Portfolio turnover rate (%)	44*	80	49	97	122	201

a For the six months ended March 31, 2002 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.02% and 1.02%, respectively.
* Annualized
** Not annualized

Class B

Years Ended September 30,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 8.12	$ 16.50	$ 14.69	$ 11.03	$ 14.83	$ 16.82
Income (loss) from investment operations: Net investment income (loss)	(.05)[b]	(.15)[b]	(.23)[b]	(.21)[b]	(.16)[b]	(.16)
Net realized and unrealized gain (loss) on investment transactions	.67	(6.50)	3.80	3.93	(1.55)	2.52
Total from investment operations	.62	(6.65)	3.57	3.72	(1.71)	2.36
Less distributions from: Net realized gains on investment transactions	-	(1.73)	(1.76)	(0.06)	(2.09)	(4.35)
Total distributions	-	(1.73)	(1.76)	(0.06)	(2.09)	(4.35)
Net asset value, end of period	$ 8.74	$ 8.12	$ 16.50	$ 14.69	$ 11.03	$ 14.83
Total Return (%)[c]	7.64**	(43.19)	24.32	33.77	(12.73)	18.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	208	228	504	479	527	874
Ratio of expenses before expense reductions (%)	1.92*	2.06[d]	1.91	2.17	2.14	2.13
Ratio of expenses after expense reductions (%)	1.92*	2.06[d]	1.90	2.17	2.14	2.13
Ratio of net investment income (loss) (%)	(1.27)*	(1.33)	(1.35)	(1.48)	(1.19)	(1.00)
Portfolio turnover rate (%)	44*	80	49	97	122	201

a For the six months ended March 31, 2002 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.02% and 2.02%, respectively.
* Annualized
** Not annualized

Class C

Years Ended September 30,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 8.27	$ 16.72	$ 14.87	$ 11.13	$ 14.91	$ 16.87
Income (loss) from investment operations: Net investment income (loss)	(.05)[b]	(.12)[b]	(.23)[b]	(.18)[b]	(.14)[b]	(.13)
Net realized and unrealized gain (loss) on investment transactions	.68	(6.60)	3.84	3.98	(1.55)	2.52
Total from investment operations	.63	(6.72)	3.61	3.80	(1.69)	2.39
Less distributions from: Net realized gains on investment transactions	-	(1.73)	(1.76)	(0.06)	(2.09)	(4.35)
Total distributions	-	(1.73)	(1.76)	(0.06)	(2.09)	(4.35)
Net asset value, end of period	$ 8.90	$ 8.27	$ 16.72	$ 14.87	$ 11.13	$ 14.91
Total Return (%)[c]	7.62**	(43.03)	24.30	34.19	(12.50)	18.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	26	42	26	16	18
Ratio of expenses before expense reductions (%)	1.87*	1.87[d]	1.90	1.90	1.98	1.99
Ratio of expenses after expense reductions (%)	1.87*	1.83[d]	1.89	1.90	1.98	1.99
Ratio of net investment income (loss) (%)	(1.22)*	(1.08)	(1.34)	(1.21)	(1.03)	(.86)
Portfolio turnover rate (%)	44*	80	49	97	122	201

a For the six months ended March 31, 2002 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.83% and 1.83%, respectively.
* Annualized
** Not annualized

Class I

Years Ended September 30,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 9.38	$ 18.45	$ 16.07	$ 11.88	$ 15.60	$ 17.26
Income (loss) from investment operations: Net investment income (loss)	-[b,d]	.02[b]	(.02)[b]	-[b]	.05[b]	.08
Net realized and unrealized gain (loss) on investment transactions	.77	(7.36)	4.16	4.25	(1.68)	2.61
Total from investment operations	.77	(7.34)	4.14	4.25	(1.63)	2.69
Less distributions from: Net realized gains on investment transactions	-	(1.73)	(1.76)	(.06)	(2.09)	(4.35)
Total distributions	-	(1.73)	(1.76)	(.06)	(2.09)	(4.35)
Net asset value, end of period	$ 10.15	$ 9.38	$ 18.45	$ 16.07	$ 11.88	$ 15.60
Total Return (%)	8.21**	(42.25)	25.81	35.82	(11.45)	20.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	13	23	19	21	27
Ratio of expenses before expense reductions (%)	.65*	.62[c]	.69	.71	.65	.70
Ratio of expenses after expense reductions (%)	.65*	.62[c]	.68	.71	.65	.70
Ratio of net investment income (loss) (%)	.00d*	.12	(.13)	(.02)	.30	.43
Portfolio turnover rate (%)	44*	80	49	97	122	201

a For the six months ended March 31, 2002 (Unaudited).
b Based on average shares outstanding during the period.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .61% and .61%, respectively.
d Amount is less than $.005 per share and .01%.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2000 through September 30, 2001, the Fund incurred approximately $298,972,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $336,653,381 and $430,339,247, respectively.

C. Related Parties

On April 5, 2002, Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor") was acquired by Deutsche Bank AG. Deutsche Bank AG acquired 100% of ZSI with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such assets, 0.44% of the next $2,500,000,000 of such assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.55% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.225%, 0.375%, 0.325% and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended March 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at March 31, 2002
Class A	$ 1,470,599	$ 259,282
Class B	425,969	77,367
Class C	46,050	8,819
Class I	6,620	1,258
	$ 1,949,238	$ 346,726

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2002
Class B	$ 851,934	$ 142,328
Class C	106,269	18,913
	$ 958,203	$ 161,241

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2002
Class A	$ 1,628,482	$ 426,184
Class B	281,410	63,839
Class C	35,109	7,247
	$ 1,945,001	$ 497,270

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2002 aggregated $37,721.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2002, the CDSC for Class B and C shares aggregated $302,858 and $201, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended March 31, 2002, totaled $343,259 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $149 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	13,461,165	$ 132,656,005	29,244,559	$ 369,729,899
Class B	2,250,424	19,683,293	6,095,177	70,365,994
Class C	598,053	5,341,251	1,502,926	18,114,916
Class I	83,413	843,072	167,273	2,157,733
		$ 158,523,621		$ 460,368,542
Shares issued to shareholders in reinvestment of distributions
Class A	-	-	17,284,378	$ 215,190,388
Class B	-	-	4,337,420	48,622,722
Class C	-	-	381,343	4,343,524
Class I	-	-	169,150	2,161,736
		-		$ 270,318,370
Shares redeemed
Class A	(22,665,235)	$ (223,108,933)	(44,158,676)	$ (548,202,709)
Class B	(6,469,489)	(56,687,210)	(12,949,494)	(143,719,210)
Class C	(465,683)	(4,164,374)	(1,285,838)	(15,305,382)
Class I	(144,347)	(1,451,597)	(246,648)	(3,005,843)
		$ (285,412,114)		$ (710,233,144)
Net increase (decrease)
Class A	(9,204,070)	$ (90,452,928)	2,370,261	$ 36,717,578
Class B	(4,219,065)	(37,003,917)	(2,516,897)	(24,730,494)
Class C	132,370	1,176,877	598,431	7,153,058
Class I	(60,934)	(608,525)	89,775	1,313,626
		$ (126,888,493)		$ 20,453,768

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Growth Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
87,967,071	2,383,649	3,681,959

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes

Notes

Notes

Performance Summary March 31, 2002

Average Annual Total Returns*
	6-Month	1-Year	3-Year	5-Year	Life of Class**
Scudder Growth Fund - Class I Shares	8.21%	-3.88%	-8.08%	3.92%	6.09%
Russell 1000 Growth Index+	12.16%	-2.00%	-9.03%	7.59%	11.10%
S&P 500 Index++	10.97%	.21%	-2.54%	10.17%	13.46%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder Growth Fund - Class I Shares -- Russell 1000 Growth Index+ - - - S&P 500 Index++

Yearly periods ended March 31

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on July 3, 1995. Index comparisons begin June 30, 1995.
+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Zurich Scudder Investments

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder Growth Fund prospectus and the 2001 Annual Report for Scudder Growth Fund.

(SGF-ISUP)